Exhibit No. 99

                            WFMBS MORTGAGE LOAN POOL
                  20-YEAR THROUGH 30-YEAR 3/1 INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2002-C
                            POOL PROFILE (07/09/2002)

                                               3/1 POOL           TOLERANCE
                                               --------           ---------

AGGREGATE PRINCIPAL BALANCE                  $237,635,110            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Aug-02                   N/A
INTEREST RATE RANGE                          3.875 - 6.25                   N/A
GROSS WAC                                          5.616%          (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                       25 BPS
                                              OR 37.5 BPS
MASTER SERVICING FEE                              1.7 bps on Securitization only
WAM (in months)                                       359         (+/- 2 months)

WALTV                                                 62%          (maximum +3%)

CALIFORNIA %                                          90%          (maximum +3%)
SINGLE LARGEST ZIP CODE CONCENTRATION                  9%         (maximum  +2%)

AVERAGE LOAN BALANCE                             $498,187     (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                  $999,004   (maximum $1,500,000)

CASH-OUT REFINANCE %                                   7%         (maximum  +3%)

PRIMARY RESIDENCE %                                   99%          (minimum -3%)

SINGLE-FAMILY DETACHED %                              96%          (minimum -3%)

FULL DOCUMENTATION %                                  66%          (minimum -3%)

WEIGHTED AVG FICO                                     736           (minimum -5)

UNINSURED > 80% LTV %                                  0%          (maximum +2%)

RELOCATION %                                           4%          (minimum -3%)

WEIGHTED AVG GROSS MARGIN                          2.251%          (+ / - 5 bps)

WEIGHTED AVG LIFETIME CAP                         11.616%          (+ / - 5 bps)

WEIGHTED AVG MONTHS TO 1ST ADJUSTMENT DATE             35       (+ / - 2 months)

INTEREST ONLY %                                        0%         (maximum  +3%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                  20-YEAR THROUGH 30-YEAR 3/1 INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2002-C
                               PRICING INFORMATION
                            POOL PROFILE (07/09/2002)

COLLATERAL                    All Mortgage Loans will Index off the One Year
                              Libor.

                              None of the Mortgage Loans have a convertibility feature.

                              Each Mortgage Loan has a 2% Initial Rate Cap & 2% for each Adjustment thereafter.

                              Each Mortgage Loan has a 6% Lifetime Rate Cap.

RATING AGENCIES               TBD by Wells Fargo

PASS THRU RATE                Net WAC or Ratio Stripped/Variable

STRUCTURE                     TO CONFORM TO WFMBS 2001-34 or 2002-B EXCEPT AS
                              NOTED BELOW (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE        12-Aug-02   10:00 AM

PRICING DATE                  TBD

SETTLEMENT DATE               29-Aug-02

ASSUMED SUB LEVELS                                  Rating Agency      AGG Level
Levels and Rating Agencies for             AAA       Moody's/S&P         3.45%
2002-C to be determined by                  AA           S&P             2.30%
Wells Fargo                                  A           S&P             1.40%
                                           BBB           S&P             0.80%
                                            BB           S&P             0.40%
                                             B           S&P             0.20%

WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:

      - WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

NOTE: PLEASE NOTE THE FOLLOWING SPECIFICS OF THE 2002-C STRUCTURE:

      1.7 BPS MASTER SERVICING FEE STRIP

      CLASS A OPTIMAL AMT: CLASS A PP% OF NET LIQUIDATION PROCEEDS FOR A LIQUIDATED LOAN

      CLASS A PP% SHIFT TEST FAILURE - LOOK BACK TO LAST DETEMINATION DATE FOR CALC'D CLASS A PP%

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                 Gretchen Markley (301) 846-8356
                                                 Mike Miller (301) 815-6397

                            WFASC DENOMINATION POLICY

                                          MINIMUM      PHYSICAL      BOOK ENTRY
                                       DENOMINATION  CERTIFICATES   CERTIFICATES
TYPE AND DESCRIPTION OF CERTIFICATES       (1)(4)
------------------------------------   ------------  ------------   ------------

Class A

PAC, TAC, Scheduled, Accrual,
  Sequential, Floaters, NAS,
  Non-complex components
  (subject to reasonable
  prepayment support)                      $25,000     Allowed        Allowed

Companion classes for PAC,
  TAC, Scheduled Classes                  $100,000     Allowed        Allowed

Inverse Floater, PO,
  Subclasses of the Class A
  that provide credit
  protection to the Class A,
  Complex multi-component
  certificates                            $100,000     Standard     Upon Request

Notional and Nominal Face IO                 (2)       Standard     Upon Request

Residual Certificates                        (3)       Required     Not Allowed

All other types of Class A
  Certificates                               (5)          (5)           (5)

CLASS B (Investment Grade)                $100,000     Allowed        Allowed
CLASS B (Non-Investment Grade)            $250,000     Required     Not Allowed

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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticat

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.